UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2017

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, Geron Corporation (the “Company” or “Geron”) and certain of its officers have been named as defendants in a consolidated class action securities lawsuit pending in the United States District Court for the Northern District of California (the “California District Court”). The securities class action lawsuit, captioned In re Geron Corporation Securities Litigation, Case No. 3:14-cv-01224-CRB (the “Securities Class Action”), was initially filed in the California District Court on March 14, 2014 by certain stockholders of the Company on behalf of a class consisting of purchasers of the Company’s common stock during the period from December 10, 2012, through and including March 11, 2014 (the “Proposed Class Period”).

On March 2, 2017, the parties to the Securities Class Action, through their respective counsel, executed a Stipulation and Agreement of Settlement (the “Stipulation”) and related documents formalizing an agreement to settle the Securities Class Action. Under the Stipulation, in exchange for the dismissal with prejudice of all claims against all defendants in connection with the Securities Class Action, the Company has agreed to settle the Securities Class Action for $6.25 million in cash. The Company expects $6.0 million of the settlement amount to be paid by the Company’s insurance providers and the remaining $250,000 to be paid by the Company. The settlement does not constitute any admission of fault or wrongdoing by the Company or any of the individual defendants.

On March 2, 2017, plaintiff’s counsel filed a motion seeking preliminary approval of the terms and conditions of the settlement and the form of notice to all record holders and beneficial owners of the Company’s common stock during the Proposed Class Period (the “Notice”), which included the Stipulation and related documents. The Notice filed by plaintiff’s counsel includes, among other things, the general terms of the settlement, the proposed plan of allocation of the settlement amount, and the terms of the plaintiff’s counsel fee application. The proposed settlement and the Stipulation remain subject to approval by the California District Court and certain other conditions.

The foregoing summary description of the Stipulation is qualified in its entirety by the Stipulation itself, a copy of which is attached hereto as Exhibit 99.1.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Current Report on Form 8-K regarding (i) the ability to secure final approval of the settlement from the California District Court; (ii) the extent to which individual claimants opt out of the class and pursue individual claims; (iii) the ability to overcome any objections or appeals regarding the settlement; (iv) payment of the settlement amount by the Company’s insurance providers; (v) other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and future filings and reports by the Company; and (vi) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) the settlement not having the expected impact, including resolving the Securities Class Action; (ii) the settlement requiring more activity or expense than expected; (iii) compliance by the Company’s insurance providers with the terms of the settlement and on a timely basis; and (iv) satisfactory resolution of pending and any future litigation or other disagreements with others. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s periodic reports filed with the United States Securities and Exchange Commission under the heading “Risk Factors,” including Geron’s annual report on Form 10-K for the year ended December 31, 2016. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Stipulation and Agreement of Settlement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: March 3, 2017	By:	/s/ Stephen N. Rosenfield
		Name:	Stephen N. Rosenfield
		Title:	Executive Vice President,
General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Stipulation and Agreement of Settlement